UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 23, 2011

Commission File Number:  333166194

SkyPeople Fruit Juice, Inc.
(Exact name of small business issuer as specified in its charter)

Florida
(State or other jurisdiction of incorporation or organization)
98-0222013
(IRS Employer Identification No.)

16F, National Development Bank Tower, No. 2, Gaoxin 1st Road, Xi'an, China 710075
(Address of principal executive offices)

86-29-88377216
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On December 23, 2011, SkyPeople Fruit Juice, Inc. (the "Company") dismissed its independent registered public accounting firm, BDO Limited ("BDO"), from its engagement with the Company with immediate effect. The decision to dismiss BDO as the Company's independent registered public accounting firm was recommended by the audit committee of the board of directors of the Company (the "Audit Committee"), and approved by the board of directors of the Company (the "Board of Directors") on December 23, 2011.

During the Company's two most recent fiscal years ended December 31, 2010 and 2009 and the subsequent periods through the effective date of the dismissal of BDO, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the Company's consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2010 and 2009 and any subsequent interim period, including the interim period up to and including the effective date of the dismissal of BDO.

The Company provided BDO with a copy of the disclosure set forth in this report on Form 8-K, and requested that BDO furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether they agree with the disclosures contained in this 8-K. A copy of BDO's letter to the SEC dated December 23, 2011 is filed hereto as Exhibit 16.1.

On December 24, 2011, the Company engaged Paritz & Company, P.A. ("Paritz") to serve as its independent registered public accounting firm with immediate effect. The decision to engage Paritz as the Company's independent registered public accounting firm was recommended by the Audit Committee and approved by the Board of Directors on December 23, 2011.

Item 8.01 Other Events.

On December 30, 2011, the Company issued a press release announcing that Paritz was engaged as its independent registered public accounting firm effective December 24, 2011. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPeople Fruit Juice, Inc.

Date:   December 30, 2011
By:	/s/ Xie Cunxia

Name: Xie Cunxia
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of BDO dated December 23, 2011
EX-99.1	Press Release of SkyPeople Fruit Juice, Inc., dated December 30, 2011